UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21700
Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant's telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2007

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

TYN
LISTED
NYSE

Yield

Growth

Quality

2007 Annual Report

November 30, 2007

...Steady Wins™

Company at a Glance
Tortoise North American Energy Corp. is a non-diversified closed-end investment company focused primarily on investing in publicly-traded Canadian upstream royalty trusts and midstream and downstream income trusts (RITs) and publicly-traded United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on dividend income paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs and RITs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise North America achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise North America.
We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are 48 energy RITs.
About U.S. Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 60 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.
Tortoise North America Investment Features
Tortoise North America provides stockholders an alternative to investing directly in RITs and MLPs. Tortoise North America offers investors the opportunity to receive an attractive dividend return with a historically low return correlation to returns on stocks and bonds.
Additional features of Tortoise North America include:
•     One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience;
•     The ability to access investment grade credit markets to enhance stockholder return; and
•     U.S. income tax credit for taxes withheld in Canada.

Summary Financial Information (Unaudited)
Year Ended November 30	2007
Market value per share	$23.10
Net asset value per share	27.25
Total net assets	125,702,221
Net unrealized appreciation of investments	17,564,843
Net investment income	3,329,704
Net realized gain on investments, interest rate swap settlements and
foreign currency transactions	5,635,943
Total investment return based on market value(1)	9.28%
(1)   See footnote 4 to the Financial Highlights on page 25 for further disclosure.
Allocation of Portfolio Assets November 30, 2007 (Unaudited) (Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	Canada	United States	Other Foreign	Total Market Value
Crude/Refined Products Pipelines	$15,999,789	$52,157,005	$—	$68,156,794
Natural Gas Gathering/Processing	40,313,571	—	—	40,313,571
Natural Gas/Natural Gas Liquids Pipelines	4,197,555	26,463,763	—	30,661,318
Oil and Gas Royalty Trusts	11,613,107	—	—	11,613,107
Electric Generation/Services	6,785,794	1,957,500	—	8,743,294
Shipping	—	555,000	7,847,890	8,402,890
Oil Sands Producers	5,875,000	—	—	5,875,000
Global Infrastructure	—	4,054,180	—	4,054,180
Propane Distribution	—	3,048,668	—	3,048,668
Coal	2,028,059	—	—	2,028,059
Cash Equivalents	1,999,752	541,045	7,885,901	10,426,698
Total Investment Portfolio	$88,812,627	$88,777,161	$15,733,791	$193,323,579
(Unaudited)
2007 Annual Report     1

January 21, 2008
Dear Stockholders,
Tortoise North American Energy Corp. (Tortoise North America) demonstrated strong fundamental performance throughout the year, however, technical issues dominated the performance of our MLP holdings in the second half. Despite these issues the underlying quality of our portfolio companies led to near record distribution growth for the year. This in turn allowed us to deliver steadily growing dividends to you.
Despite MLP performance in the second half of 2007, we believe the growing demand for energy will continue to drive expansion of the North American energy infrastructure and set the stage for a favorable fiscal year 2008.
Performance Review
The volatility in financial markets was reflected in our stock price, in spite of growth in distributions from our investments in every quarter. We ended our second quarter with a year-to-date total return of 23.6 percent compared to our fiscal year total return of 9.2 percent. These returns are based on market value, including the reinvestment of quarterly dividends. The Canadian dollar strengthened over 12 percent relative to the US dollar, contributing to our return in fiscal year 2007.
Distributions from our portfolio holdings grew over 9 percent for the fiscal year. Our recent dividend of $0.37 per common share ($1.48 annualized) was our fourth consecutive dividend increase since full investment of initial public offering proceeds. This reflects an 8.8 percent increase over the dividend paid in the same quarter of the prior year and a 1.4 percent increase over the dividend paid in the prior quarter. This dividend represented an annualized yield of 6.4 percent compared to a 7.3 percent yield including a foreign source tax credit of $0.05 per share for the fourth quarter, based on the closing price of $23.10 on Nov. 30, 2007. For tax purposes, 66 percent of dividends paid in fiscal year 2007 will be treated as ordinary income (100 percent of which is qualified dividend income) and 34 percent will be characterized as long-term capital gain. As of Nov. 30, 2007, 41.9 percent of our investment portfolio was invested in Canadian royalty and income trusts, and 12.2 percent was invested in other foreign investments. The remaining portfolio was in U.S. MLPs and other U.S. energy infrastructure.
We will continue to focus on our strategic asset selection and liability management strategies to maintain long-term dividend growth.
Our Leverage
In August 2007, turmoil in credit markets and liquidity concerns brought on by sub-prime mortgage market problems created a decline in demand for auction rate securities, including our notes and preferred stock. Auction rate notes and preferred stock had historically reset with interest rates at or near 1-month LIBOR (the London Interbank Offered Rate), but we began to experience increased financing costs as rates reset at levels above LIBOR. While we attempt to hedge interest rate exposure associated with changes in short-term LIBOR, effective hedges are not available with respect to the spread of our auction rates above or below LIBOR.
We can always choose to reduce leverage through a partial liquidation of portfolio holdings, although we will only use this approach in moderation because we see significant investment opportunities in the MLP and RIT sectors.
Although the increase in leverage costs impacted our Distributable Cash Flow for the 4th quarter 2007, leverage will remain an important component of our investment strategy, assuming it continues to create stockholder value by delivering investment returns that exceed our borrowing costs.
(Unaudited)
2     Tortoise North American Energy Corp.

Investment Review
During our fourth quarter, we made a $1.5 million investment in the initial public offering of Navios Maritime Partners L.P. and a $564,000 investment in the initial public offering of OSG America L.P. Since our inception in October 2005 through the date of this letter, we have financed North American energy infrastructure growth through the completion of eight direct placement and IPO purchases totaling $27.3 million. During fiscal year 2007, we invested $10.9 million in direct placements and IPOs.
Market Outlook
Canadian Energy Infrastructure Trusts
Recent concerns associated with lower natural gas prices negatively impacted Canadian royalty and income trusts. On Nov. 30, 2007, the S&P/TSX Capped Energy Trust ended with a year-to-date total return of 0.97 percent.
Despite passage of the Canadian government’s Tax Fairness Plan, which imposes a 31.5 percent tax rate effective January 2011, energy infrastructure income trusts have continued to record solid results. Six infrastructure income trusts have increased their distribution since Oct. 31, 2006. With distribution coverage ratios, sizeable tax accruals which will provide future income tax deductions, and low debt levels, we believe the trusts owned by Tortoise North America are positioned to sustain distributions as we move towards the passage of this tax plan.
Crude Oil Infrastructure
With Canada possessing over 179 billion barrels of crude oil reserves (2nd largest in the world), and over $100 billion of capital committed to oil sands development, the volume of crude oil flowing from Canada to the U.S. is expected to substantially increase. Canadian energy infrastructure trusts continue to play a critical role in that country’s oil sands development. While current pipeline takeaway capacity to transport crude oil from Canada to the U.S. is approximately 2.4 million barrels per day, demand for oil is expected to increase production to more than four million barrels per day. Canadian energy infrastructure trusts are constructing pipelines to accommodate these additional volumes as well as build and expand pipelines and storage facilities to transport products, which dilute the oil in its early stages of refinement. An increase in volume means more fee-based revenue, which leads to distribution growth for our Canadian investments.
Natural Gas Infrastructure
During 2007, natural gas drilling activity in Canada declined 16 percent according to Baker Hughes. Rising service costs and declining natural gas prices were the key contributors to lower activity in shallow well regions.
Tortoise North America invests primarily in natural gas trusts that were actively drilling in deeper well regions on the western side of the Western Canada Sedimentary Basin. The fee-based contract structure of these natural gas infrastructure trusts minimize their exposure to lower natural gas prices. As a result these trusts have not been materially impacted by recent natural gas price volatility.
Regulatory Update
In October 2007, the Province of Alberta announced a plan to increase the royalty rate charged to oil sands producers. The framework will also raise the rate charged to conventional oil and natural gas producers, but to a lesser extent. Province officials are in the process of working with oil sands producers to enact this new royalty program. There is an expectation that the flow of crude oil and natural gas to the U.S. could be impacted as a result of the passage of this plan.
(Unaudited)
2007 Annual Report     3

We will continue to monitor the development of regulatory issues and update you of any potential impacts to the Tortoise North America portfolio. We still believe that Canada offers the most secure source of natural gas supply to fill U.S. domestic demand shortfall. Therefore, we believe the demand outlook for Canadian natural gas and related infrastructure remains positive.
U.S. Master Limited Partnerships
The second half of 2007 reflected a broad market sell-off related to sub-prime mortgage and credit market concerns which pushed MLP prices down. The S&P MLP Index reflected a total return of 19.7 percent for the six months ended May 31, 2007, compared to a total return of 10.3 percent for the twelve months ended Nov. 30, 2007. These returns are based on market value, including the reinvestment of quarterly dividends. Yet, according to Lehman Brothers, MLP market capitalization continued to climb, reaching $137.8 billion as of Oct. 17, 2007. Public and private offerings to finance internal growth projects and acquisition activity, and the emergence of oil and gas MLP initial public offerings fueled this growth.
During the year MLP dividend yield performance surpassed REITs and utilities. On Nov. 30, 2007, the Alerian MLP Index annualized dividend yield was 6.4 percent compared to the FTSE NAREIT Equity REIT Index yield of 4.6 percent and the Dow Jones Utility Average Index yield of 2.9 percent. We believe MLPs offer income investors attractive risk and return qualities relative to REITs and utilities.
In the short run, we expect a potentially slower economy which could have a minimal impact on energy demand. For the long term, we expect projected annual end-user demand growth for energy to be in the 1 percent range through 2030.
With more than $24 billion in MLP organic growth projects slated between now and 2010, we expect attractive distribution growth from our portfolio companies averaging 5 to 8 percent over the next several years and attractive direct placement investment opportunities.
Conclusion
We maintain our positive outlook that Tortoise North America’s portfolio of companies will deliver yield, growth and quality and are poised to fund critical growth projects in the North American energy infrastructure industry.
Thank you for your confidence and support. We look forward to seeing you at the annual stockholders’ meeting on April 21, 2008. For those unable to attend, please access our webcast of the meeting at www.tortoiseadvisors.com.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey	Terry Matlack	David J. Schulte
(Unaudited)
4     Tortoise North American Energy Corp.

Table of Contents
6	Key Financial Data
8	Management’s Discussion
12	Business Description
16	Schedule of Investments
19	Statement of Assets & Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Statement of Cash Flows
24	Financial Highlights
26	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Company Officers and Directors
37	Additional Information
2007 Annual Report     5

Key Financial Data  (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)
The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.
	Year Ended November 30,
	2006	2007
Total Distributions Received from Investments
Distributions received from master limited partnerships	$2,556	$2,775
Dividends paid in stock	1,646	2,106
Dividends from common stock	192	625
Distributions received from Canadian trusts	4,858	6,478
Interest and dividend income	1,343	1,173
Foreign tax withheld	(730)	(1,001)
Total from investments	9,865	12,156
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	1,138	1,455
Other operating expenses	676	504
	1,814	1,959
Distributable cash flow before leverage costs and current taxes	8,051	10,197
Leverage costs(2)	2,025	3,308
Current foreign tax expense	13	22
Distributable Cash Flow(3)	$6,013	$6,867
Dividends paid on common stock	$5,835	$6,666
Dividends paid on common stock per share	1.265	1.445
Payout percentage for period(4)	97.0%	97.1%
Net realized gains on investments	1,616,251	5,819,213
Total assets, end of period	173,188	195,221
Average total assets during period(5)	153,899	185,198
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	62,000	64,600
Leverage as a percent of total assets	35.8%	33.1%
Net unrealized appreciation, end of period	2,254	17,188
Net assets, end of period	109,326	125,702
Average net assets during period(7)	114,338	125,424
Net asset value per common share	23.70	27.25
Market value per common share	22.38	23.10
Shares outstanding	4,612,640	4,612,640
Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	6.41%	6.56%
Operating expenses before leverage costs and current taxes	1.18%	1.06%
Distributable cash flow before leverage costs and current taxes	5.23%	5.50%
As a Percent of Average Net Assets
Distributable cash flow(3)	5.26%	5.48%
(1)   Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)   Leverage costs include interest expense, auction agent fees, interest rate swap expense and preferred dividends.
(3)   "Net investment income (loss), before current foreign tax expense" on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by thereturn of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, current foreign taxes, and realized and unrealized gains (losses) on interest rate swap settlements.
6     Tortoise North American Energy Corp.

2006	2007
Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)

$713	$689	$689	$700	$697
476	481	523	538	564
88	130	156	153	186
1,590	1,590	1,556	1,660	1,672
273	270	273	299	331
(238)	(235)	(240)	(258)	(268)
2,902	2,925	2,957	3,092	3,182

325	333	363	391	368
148	136	134	137	97
473	469	497	528	465
2,429	2,456	2,460	2,564	2,717
776	762	769	848	929
—	—	6	7	9
$1,653	$1,694	$1,685	$1,709	$1,779

$1,569	$1,614	$1,661	$1,684	$1,707
0.340	0.350	0.360	0.365	0.370
94.9%	95.3%	98.6%	98.5%	96.0%
742,303	1,777,090	489,272	1,446,098	2,106,753
173,188	174,508	194,453	191,333	195,221
176,305	171,900	184,352	193,833	191,882
62,000	55,000	55,000	63,400	64,600
35.8%	31.5%	28.3%	33.1%	33.1%
2,254	8,832	29,221	16,767	17,188
109,326	116,629	136,361	124,255	125,702
114,683	113,376	126,728	132,889	132,889
23.70	25.28	29.56	26.94	27.25
22.38	23.02	26.91	24.97	23.10
4,612,640	4,612,640	4,612,640	4,612,640	4,612,640

6.60%	6.90%	6.36%	6.33%	6.65%
1.08%	1.11%	1.07%	1.08%	0.97%
5.52%	5.79%	5.29%	5.25%	5.68%

5.78%	6.06%	5.28%	5.10%	5.37%
(4)   Dividends paid as a percentage of Distributable Cash Flow.
(5)   Computed by averaging month-end values within each period.
(6)   The balance on the short-term credit facility was $9,600,000 as of November 30, 2007.
(7)   Computed by averaging daily values for the period.
(8)   Annualized for period less than one full year. Operating ratios contained in our Financial Highlights are based on net assets as required by GAAP, and include current foreign tax expense and leverage costs.
2007 Annual Report     7

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this annual report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America seeks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The United States imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs). RITs and MLPs have been considered tax-efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below and in Note 2 in the Notes to Financial Statements.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
(Unaudited)
8     Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less expenses. The total distributions received from our investments includes the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, leverage costs, and current income taxes, if any. Each are summarized for you in the key financial data table on pages 6 and 7 and are discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring auction agent fees, dividends to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current foreign tax expense.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
Total distributions received from our investments relating to DCF for the 4th quarter 2007 was approximately $3.2 million, representing a 9.6 percent increase as compared to 4th quarter 2006 and 2.9 percent increase as compared to 3rd quarter 2007. These increases primarily reflect distribution increases from our investments.
As disclosed in Note 14 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of approximately 72 percent of our expected Canadian dividends. The impact of the change in Canadian to U.S. dollar exchange rates on the U.S. value of Canadian dollar distributions we receive is reflected in our Statement of Operations. When the actual or anticipated Canadian to U.S. dollar exchange rate is above 1.131, we reflect realized or unrealized gain. We reflect a realized or unrealized loss when the actual or anticipated exchange rate is below 1.131. At November 30, 2007, the exchange rate was 0.9997. We realized a net loss on forward foreign currency contracts of approximately $221,000 for the fiscal year.
(Unaudited)
2007 Annual Report     9

Management’s Discussion
(Continued)
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.97 percent of average total assets for the 4th quarter 2007 as compared to 1.08 percent for the 4th quarter 2006 and 1.08 percent for the 3rd quarter 2007.
While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets effective January 1, 2008 through December 31, 2008. The previous waiver of 0.20 percent terminated December 31, 2007.
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period, as our Tortoise Notes and revolving credit line have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized or unrealized gain or loss on our swap settlements; and (4) our preferred dividends, which also carry a variable rate dividend.
We have entered into interest rate swap agreements in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. As indicated in Note 13, Tortoise North America has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates, and is intended to approximate our variable rate payment obligation. While we generally hedge the interest rate exposure associated with changes in LIBOR, we cannot hedge the spread above or below LIBOR at which the rates on our leverage reset during the auction process.
Historically, auctions for our leverage have resulted in interest rates ranging from slightly above to slightly below LIBOR. As a result of the recent sub-prime mortgage market problems and changes in how auction rate securities are accounted for by corporations, demand for our auction securities has decreased, causing interest rates to reset at levels above our historical range.
The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (U.S. Bank pays Tortoise North America the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (Tortoise North America pays U.S. Bank the net difference).
Total leverage costs were $929,000 in 4th quarter 2007 as compared to $776,000 for the 4th quarter 2006 and $848,000 for the 3rd quarter 2007. These increases reflect the utilization of our short-term line of credit and increased borrowing costs. The average cost of long-term leverage outstanding, excluding the auction agent fees and net of our interest rate swap agreements, was 6.34 percent for 4th quarter 2007 as compared to 5.26 percent for the 3rd quarter 2007. This change was due to an increase in the auction rate spread to LIBOR.
Distributable Cash Flow
For 4th quarter 2007 our DCF was approximately $1.8 million, an increase of 7.6 percent as compared to 4th quarter 2006 and 4.1 percent as compared to 3rd quarter 2007. These increases are the net result of changes in distributions and expenses as outlined above. We paid a dividend of $1.7 million, or 96 percent of DCF during the quarter. On a per share basis, the fund declared a $0.37 dividend on November 12, 2007, for an annualized run-rate of $1.48. This is an increase of 8.8 percent as compared to 4th quarter 2006 and 1.4 percent as compared to 3rd quarter 2007.
(Unaudited)
10     Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Taxation of our Distributions
We expect that distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital, and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
Tortoise North America is subject to certain Canadian withholding taxes, but the payment of those taxes flows-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs and other foreign investments. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America may be subject to U.S. capital gains taxes. The payment of those taxes would flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain. Tortoise North America was not subject to U.S. capital gains taxes for fiscal year 2007.
For tax purposes, dividends paid to common stockholders for the fiscal year ended November 30, 2007 were comprised of approximately 66 percent ordinary income (100 percent of which is qualified dividend income, presuming you hold the shares for the requisite holding period) and 34 percent long-term capital gain. In addition, approximately 14 percent of dividends will be passed-through to stockholders as a credit for foreign taxes paid. Tax information will be reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.
Liquidity and Capital Resources
Tortoise North America had total assets of $195 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 4th quarter 2007, total assets increased from $191 million to $195 million, an increase of $4 million or 2 percent. This change was primarily the result of the strengthening Canadian dollar increasing the U.S. value of our Canadian holdings.
Total leverage outstanding at November 30, 2007 of $64.6 million is comprised of $40 million in auction rate senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, $15 million in money market preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and $9.6 million outstanding under the credit facility. Total leverage represented 33.1 percent of total assets at November 30, 2007. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent of total assets are allowed to facilitate participation in investment opportunities. In this event, we will reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We may continue to utilize our line of credit to make desirable investments as they become available and provide flexibility in managing our capital structure.
(Unaudited)
2007 Annual Report     11

Business Description
November 30, 2007
Tortoise North America
Tortoise North American Energy Corp. (Tortoise North America) commenced operations in October 2005. Tortoise North America’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. For purposes of Tortoise North America’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which Tortoise North America will invest regardless of the tax character of the distributions.
Tortoise North America seeks to provide its stockholders with an efficient vehicle to invest in a portfolio consisting primarily of publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, “RITs”) and of publicly traded United States master limited partnerships (“MLPs”). RITs and MLPs have been considered tax efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities.
Tortoise North America is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company, (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as the Company’s investment adviser.
Energy Sector Focus
Tortoise North America intends to invest primarily in companies in the energy sector with their primary operations in North America (“Energy Companies”). The North American energy sector can be generally categorized as follows:
•     Upstream — the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.
•     Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.
•     Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to the end-user customers, and the generation, transmission and distribution of power and electricity.
Energy Companies include companies that derive more than 50 percent of their revenues from the business of transporting, processing, storing, distributing or marketing natural gas liquids (“NGLs”), electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.
Canadian Royalty Trusts and Income Trusts
Under normal conditions, Tortoise North America generally invests at least 50 percent of its total assets in publicly traded RITs. There are variations in structure among RITs, but they generally are structured to own either (1) debt and equity of an underlying entity that carries on an active business or (2) a royalty in revenues generated by the assets of the entity. Generally, the RIT structure was developed to facilitate distributions to investors on a tax-efficient basis. The RIT structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a RIT. The variety of businesses upon which RITs have been created is broad, both in the nature of the underlying industry and assets and in geographic location. Tortoise North America will invest primarily in energy company RITs, but may also selectively invest in other RITs.
RIT units generally trade on a Canadian stock exchange, such as the Toronto Stock Exchange, and also may trade on one of the United States stock exchanges.
(Unaudited)
12     Tortoise North American Energy Corp.

Business Description
(Continued)
Energy infrastructure RITs in which Tortoise North America invests can generally be classified in the following categories:
•     Oil and Gas Trusts are RITs that pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile.
•     Pipeline Trusts are RITs that principally own and operate pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of distributions paid by these trusts varies with the market demand for transportation or product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas royalty trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.
•     Power Trusts are RITs that principally generate and sell electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.
Master Limited Partnerships
Under normal circumstances, Tortoise North America invests up to 25 percent of its total assets in equity securities of MLPs and affiliates that derive at least 90 percent of their income from energy infrastructure operations and are organized as partnerships, thereby eliminating income tax at the entity level.
A MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, utility, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a two percent equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only converting to common if certain financial tests are met.
As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50 percent of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
Energy infrastructure MLPs in which Tortoise North America invests can generally be classified in the following categories:
•     Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.
•     Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (NGLs). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
(Unaudited)
2007 Annual Report     13

Business Description
(Continued)
•     Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately three percent of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70 percent of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
•     Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the U.S. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs and the effect on demand that the Clean Air Act standards have on coal end-users.
•     Marine Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products, utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
Tortoise North America invests in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares issued by affiliates of MLPs. Almost all MLP common units and I-Shares in which Tortoise North America invests are listed and traded on the NYSE, AMEX or NASDAQ National Market. Tortoise North America also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded and are typically purchased in direct transactions with MLP affiliates or institutional holders of such shares.
Summary of Investment Policies
Under normal circumstances, Tortoise North America will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of Energy Companies. The equity securities of Energy Companies purchased by the Company will consist primarily of interests in publicly traded RITs and MLPs, but also may include common or preferred stock, convertible securities, warrants and depository receipts issued by energy companies that are not RITs or MLPs. Tortoise North America will typically invest at least 50 percent of its total assets in the equity securities of RITs and other foreign securities in order to pass along the benefits of the foreign tax credit to stockholders.
Tortoise North America has adopted the following additional nonfundamental investment policies:
•     Tortoise North America may invest up to 20 percent of its total assets in publicly traded RITs or publicly traded MLPs that are not energy companies.
•     Tortoise North America does not invest more than 25 percent of its total assets in equity securities of publicly traded MLPs.
•     Tortoise North America may invest up to 50 percent of total assets in restricted securities for which no public trading market exists.
•     Tortoise North America will not invest more than 25 percent of total assets in any single issuer.
•     Tortoise North America will not engage in short sales.
Tax Status of Company
Tortoise North America is treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, Tortoise North America will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain income, diversification and minimum distribution requirements. To qualify as a RIC, Tortoise North America will be required to distribute substantially all of its income.
(Unaudited)
14     Tortoise North American Energy Corp.

Business Description
(Continued)
Stockholder Tax Features
Taxable distributions paid to Tortoise North America stockholders are expected to consist of:
•     Dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate (maximum 15 percent) through 2010, referred to as qualified dividend income;
•     Long-term capital gain (gain from the sale of a capital asset held longer than 12 months); and
•     Investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal income tax rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
•     Dividend distributions attributable to the RIT equity securities are expected to be treated as qualified dividend income.
Tortoise North America will be subject to certain Canadian taxes, but the payment of those taxes may flow through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs. This foreign tax credit may be used to offset part or all of the U.S. federal income tax on the foreign source income.
If Tortoise North America elects to retain net long-term capital gains, it will be subject to U.S. capital gains taxes. The payment of those taxes will flow through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Distributions
Tortoise North America intends to pay out substantially all of its Distributable Cash Flow (DCF) to stockholders through quarterly distributions. DCF is the amount received by Tortoise North America as cash or paid-in-kind distributions from RITs, MLPs or their affiliates, and interest payments received on debt securities owned by Tortoise North America, less current or anticipated operating expenses, dividends on MMP shares, current foreign taxes, and leverage costs paid by Tortoise North America. Tortoise North America’s Board of Directors adopted a policy to target distributions to stockholders in an amount of at least 95 percent of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that Tortoise North America will continue to make regular distributions.
(Unaudited)
2007 Annual Report     15

Schedule of Investments
	November 30, 2007
	Shares	Value
Trusts — 64.4%(1)
Canada — 64.4%(1)
Coal — 1.6%(1)
Royal Utilities Income Fund	188,600	$2,028,059
Crude/Refined Products Pipeline — 12.7%(1)
Pembina Pipeline Income Fund	899,100	15,999,789
Electric Generation/Services — 5.4%(1)
Boralex Power Income Fund	193,800	1,289,157
Innergex Power Income Fund	216,800	2,637,079
Northland Power Income Fund	219,900	2,859,558
		6,785,794
Natural Gas Gathering/Processing — 32.1%(1)
AltaGas Income Trust	468,500	11,711,328
Keyera Facilities Income Fund	870,000	16,117,235
Spectra Energy Income Fund(2)	1,329,050	12,456,936
		40,285,499
Natural Gas/Natural Gas Liquids Pipelines — 3.3%(1)
Enbridge Income Fund	408,200	4,197,555
Oil and Gas Royalty Trusts — 9.3%(1)
ARC Energy Trust	177,200	3,371,355
Crescent Point Energy Trust	280,000	6,637,991
Enerplus Resources Fund	39,200	1,603,761
		11,613,107
Total Trusts (Cost $77,985,409)		80,909,803
Common Stock — 8.1%(1)
Canada — 0.0%(1)
Natural Gas Gathering/Processing — 0.0%(1)
AltaGas Utility Group Inc.	4,685	28,072
Republic of the Marshall Islands — 4.9%(1)
Shipping — 4.9%(1)
Navios Maritime Partners L.P.	75,000	1,458,750
Seaspan Corporation	169,300	4,748,865
		6,207,615
United States — 3.2%(1)
Global Infrastructure — 3.2%(1)
Macquarie Infrastructure Company Trust	100,600	4,054,180
Total Common Stock (Cost $9,414,737)		10,289,867
16     Tortoise North American Energy Corp.

Schedule of Investments
(Continued)
	November 30, 2007
	Shares	Value
Master Limited Partnerships and Related Companies — 61.2%(1)
Republic of the Marshall Islands — 1.3%(1)
Shipping — 1.3%(1)
Teekay Offshore Partners L.P.	63,700	$1,640,275
United States — 59.9%(1)
Crude/Refined Products Pipeline — 36.0%(1)
Enbridge Energy Management, L.L.C.(3)	282,749	14,635,080
Kinder Morgan Management, LLC(3)	347,077	17,371,192
Magellan Midstream Partners, L.P.	136,900	5,993,482
NuStar Energy L.P.	16,500	933,900
Plains All American Pipeline, L.P.	85,700	4,481,253
TEPPCO Partners, L.P.	44,577	1,770,598
		45,185,505
Natural Gas/Natural Gas Liquids Pipelines — 21.1%(1)
El Paso Pipeline Partners, L.P.	95,300	2,220,490
Energy Transfer Partners, L.P.	134,600	6,931,900
Enterprise Products Partners L.P.	204,500	6,392,670
ONEOK Partners, L.P.	48,200	2,900,194
TC PipeLines, LP	216,951	8,018,509
		26,463,763
Propane Distribution — 2.4%(1)
Inergy, L.P.	94,386	3,048,668
Shipping — 0.4%(1)
OSG America L.P.	29,695	555,000
Total Master Limited Partnerships and Related Companies (Cost $59,002,643)		76,893,211
	Principal
Corporate Bonds — 11.8%(1)	Amount
Canada — 4.7%(1)
Oil Sands Producers — 4.7%(1)
OPTI Canada Inc., 7.875%, 12/15/2014(4)	$3,500,000	3,412,500
OPTI Canada Inc., 8.25%, 12/15/2014(4)	2,500,000	2,462,500
		5,875,000
United States — 7.1%(1)
Crude/Refined Products Pipeline — 5.5%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)	7,300,000	6,971,500
Electric Generation/Services — 1.6%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	977,500
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	980,000
		1,957,500
Total Corporate Bonds (Cost $15,390,727)		14,804,000
(continued)
2007 Annual Report     17

Schedule of Investments
(Continued)
	November 30, 2007
	Principal Amount/ Shares	Value
Short-Term Investments — 8.3%(1)
Canada — 1.6%(1)
Canadian Treasury Bill, 3.818%, 12/5/2007(5) (6)	$2,000,000	$1,999,752

Ireland — 6.3%(1)
Fidelity Institutional Cash Fund PLC, 4.62%(5) (6) (7)	7,883,532	7,885,901

United States — 0.4%(1)
First American Government Obligations Fund — Class Y, 4.35%(5)	541,045	541,045
Total Short-Term Investments (Cost $10,452,715)		10,426,698
Total Investments — 153.8%(1) (Cost $172,246,231)		193,323,579
Auction Rate Senior Notes — (31.8%)(1)		(40,000,000)
Interest Rate Swap Contracts — (1.9%)(1)
$55,000,000 notional — Unrealized Depreciation(8)		(2,415,356)
Forward Foreign Currency Contracts — (1.2%)(1)
Canadian Dollar Currency Contracts— Unrealized Depreciation(9)		(1,467,671)
Other Assets and Liabilities — (7.0%)(1)		(8,738,331)
Preferred Shares at Redemption Value — (11.9%)(1)		(15,000,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$125,702,221
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 9 to the financial statements for further disclosure.
(3)   Security distributions are paid-in-kind.
(4)   Security is deemed to be restricted; see Note 8 to the financial statements for further disclosure.
(5)   Rate reported is the current yield as of November 30, 2007.
(6)   Value of principal amount /shares denominated in Canadian dollars.
(7)   All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts and forward foreign currency contracts.
(8)   See Note 13 to the financial statements for further disclosure.
(9)   See Note 14 to the financial statements for further disclosure.
See accompanying Notes to the Financial Statements.
18     Tortoise North American Energy Corp.

Statement of Assets & Liabilities
November 30, 2007
Assets
Investments at value, non-affiliated (cost $160,294,413)	$180,866,643
Investments at value, affiliated (cost $11,951,818)	12,456,936
Total investments (cost $172,246,231)	193,323,579
Foreign currency at value (cost $401,016)	401,016
Receivable for Adviser reimbursement	62,007
Interest and dividend receivable	781,071
Prepaid expenses and other assets	653,229
Total assets	195,220,902
Liabilities
Cash overdraft	393,892
Payable to Adviser	310,035
Dividend and distributions payable on preferred stock	3,021
Accrued expenses and other liabilities	328,706
Unrealized depreciation of interest rate swap contracts	2,415,356
Unrealized depreciation of forward foreign currency contracts	1,467,671
Short-term borrowings	9,600,000
Auction rate senior notes payable	40,000,000
Total liabilities	54,518,681
Preferred Stock
$25,000 liquidation value per share applicable to 600 outstanding
shares (800 shares authorized)	15,000,000
Net assets applicable to common stockholders	$125,702,221
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding
(100,000,000 shares authorized)	$4,613
Additional paid-in capital	106,840,555
Undistributed net investment income, net of current foreign tax expense	1,194,985
Undistributed net realized gain on investments, foreign currency transactions
and interest rate swap contracts	474,220
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation of
other assets and liabilities denominated in foreign currency	17,187,848
Net assets applicable to common stockholders	$125,702,221
Net Asset Value per common share outstanding (net assets applicable to common stock,
divided by common shares outstanding)	$27.25
See accompanying Notes to the Financial Statements.
2007 Annual Report     19

Statement of Operations
Year Ended November 30, 2007
Investment Income
Distributions from master limited partnerships	$2,775,121
Less return of capital on distributions	(2,466,906)
Net distributions from master limited partnerships	308,215
Dividend income from Canadian trusts (including $1,020,150 from affiliate)	6,771,456
Dividends from common stock	591,204
Dividends from money market mutual funds	81,063
Interest income	1,092,140
Less foreign tax withheld (including $149,700 from affiliate)	(1,009,815)
Total Investment Income	7,834,263
Operating Expenses
Advisory fees	1,818,903
Professional fees	159,499
Administration fees	101,291
Directors’ fees	72,484
Registration fees	47,468
Reports to stockholders	44,939
Custodian fees and expenses	24,862
Stock transfer agent fees	12,048
Other expenses	42,085
Total Operating Expenses	2,323,579
Interest expense	2,341,700
Auction agent fees	164,143
Amortization of debt issuance costs	16,381
Total Interest, Auction Agent and Debt Issuance Costs	2,522,224
Total Expenses	4,845,803
Less expense reimbursement by Adviser	(363,691)
Net Expenses	4,482,112
Net Investment Income, before Current Foreign Tax Expense	3,352,151
Current foreign tax expense	(22,447)
Net Investment Income	3,329,704
Realized and Unrealized Gain (Loss) on Investments, Interest Rate Swaps
and Foreign Currency Transactions
Net realized gain on investments	5,819,213
Net realized gain on interest rate swap settlements	81,087
Net realized loss on forward foreign currency contracts	(220,874)
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	(43,483)
Net realized gain on investments, interest rate swap settlements
and foreign currency transactions	5,635,943
Net unrealized appreciation of investments	17,564,843
Net unrealized depreciation of interest rate swap contracts	(1,281,624)
Net unrealized depreciation of foreign currency, forward foreign currency contracts
and translation of other assets and liabilities denominated in foreign currency	(1,349,091)
Net unrealized appreciation of investments, interest rate swap contracts
and foreign currency transactions	14,934,128
Net Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions	20,570,071
Dividends and Distributions to Preferred Stockholders	(858,525)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$23,041,250
See accompanying Notes to the Financial Statements.
20     Tortoise North American Energy Corp.

Statement of Changes in Net Assets
	Year Ended November 30,
	2007	2006
Operations
Net investment income	$3,329,704	$2,811,979
Net realized gain on investments, foreign currency transactions
and interest rate swap settlements	5,635,943	1,462,181
Net unrealized appreciation of investments, foreign currency, forward foreign currency contracts, translation of other assets
and liabilities denominated in foreign currency and interest rate swap contracts	14,934,128	1,061,691
Dividends and distributions to preferred stockholders	(858,525)	(311,382)
Net increase in net assets applicable to common stockholders
resulting from operations	23,041,250	5,024,469
Dividends and Distributions to Common Stockholders
Net investment income	(4,138,173)	(3,193,658)
Net realized gain	(2,527,092)	(548,670)
Return of capital	—	(2,092,662)
Total dividends and distributions to common stockholders	(6,665,265)	(5,834,990)
Capital Stock Transactions
Underwriting discounts and offering expenses associated with the
issuance of common stock	—	(7,187)
Underwriting discounts and offering expenses associated with the
issuance of preferred stock	—	(307,462)
Net decrease in net assets applicable to common stockholders,
from capital stock transactions	—	(314,649)
Total increase (decrease) in net assets applicable to common stockholders	16,375,985	(1,125,170)
Net Assets
Beginning of year	109,326,236	110,451,406
End of year	$125,702,221	$109,326,236
Accumulated net investment income, net of current foreign tax expense,
at end of year	$1,194,985	$241,946
See accompanying Notes to the Financial Statements.
2007 Annual Report     21

Statement of Cash Flows
Year Ended November 30, 2007
Cash Flows from Operating Activities
Purchases of long-term investments	$(31,558,234)
Proceeds from sales of long-term investments	28,883,759
Proceeds from sales or maturity of short-term investments, net	2,087,896
Distributions received from master limited partnerships	2,775,121
Dividend income from Canadian trusts	5,697,413
Interest and dividend income received	1,602,922
Interest paid on securities purchased	(1,375)
Purchases of foreign currency, net	(337,354)
Proceeds from interest rate swap settlements, net	81,087
Interest expense paid	(2,501,339)
Income taxes paid	(23,631)
Operating expenses paid	(1,915,031)
Net cash provided by operating activities	4,791,234
Cash Flows from Financing Activities
Dividends and distributions paid to common stockholders	(6,665,265)
Dividends and distributions paid to preferred stockholders	(855,504)
Advances from revolving line of credit	25,900,000
Repayments on revolving line of credit	(23,300,000)
Net cash used in financing activities	(4,920,769)
Net decrease in cash	(129,535)
Effect of exchange gains (losses) on cash	(264,357)
Cash — beginning of year	—
Cash — end of year	$(393,892)
22     Tortoise North American Energy Corp.

Statement of Cash Flows
(Continued)
Year Ended November 30, 2007
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$23,041,250
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(31,558,234)
Return of capital on distributions received	2,466,906
Proceeds from sales of long-term investments	28,883,759
Proceeds from sales or maturity of short-term investments, net	2,087,896
Net unrealized appreciation of investments and interest rate swap contracts	(16,283,219)
Net unrealized depreciation of foreign currency, forward foreign exchange contracts
and translation of assets and liabilities denominated in foreign currency	1,349,091
Net realized gain on sales or maturities of investments and foreign currency transactions	(5,554,856)
Amortization of market premium, net	1,512
Amortization of debt issuance costs	16,381
Dividends and distributions to preferred stockholders	858,525
Changes in operating assets and liabilities:
Increase in foreign currency	(337,354)
Increase in interest and dividend receivable	(228,653)
Decrease in prepaid expenses and other assets	1,699
Decrease in current foreign tax liability	(1,225)
Increase in payable to Adviser, net of reimbursement	29,994
Increase in accrued expenses and other liabilities	17,762
Total adjustments	(18,250,016)
Net cash provided by operating activities	$4,791,234
See accompanying Notes to the Financial Statements.
2007 Annual Report     23

Financial Highlights
	Year Ended November 30, 2007	Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.70	$23.95	$—
Public Offering Price	—	—	25.00
Underwriting discounts and offering cost on the issuance
of common and preferred stock	—	(0.07)	(1.31)
Income from Investment Operations:
Net investment income(3)	0.72	0.61	0.02
Net realized and unrealized gain on investments(3)	4.47	0.55	0.24
Total increase from investment operations	5.19	1.16	0.26
Less Dividends and Distributions to Preferred Stockholders:
Net investment income	(0.12)	(0.06)	—
Net realized gain	(0.07)	(0.01)	—
Total dividends and distributions to preferred stockholders	(0.19)	(0.07)	—
Less Dividends and Distributions to Common Stockholders:
Net investment income	(0.90)	(0.69)	—
Net realized gain	(0.55)	(0.12)	—
Return of capital	—	(0.46)	—
Total dividends and distributions to common stockholders	(1.45)	(1.27)	—
Net Asset Value, end of period	$27.25	$23.70	$23.95
Per common share market value, end of period	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(4)	9.28%	(5.39)%	0.00%
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$125,702	$109,326	$110,451
Ratio of expenses (including current foreign tax expense)
to average net assets before waiver(5) (6) (7) (8)	3.88%	3.41%	2.02%
Ratio of expenses (including current foreign tax expense)
to average net assets after waiver(5) (6) (7) (8)	3.59%	3.09%	1.77%
Ratio of expenses (excluding current foreign tax expense)
to average net assets before waiver(5) (7) (8) (9)	3.86%	3.40%	2.02%
Ratio of expenses (excluding current foreign tax expense)
to average net assets after waiver(5) (7) (8) (9)	3.57%	3.08%	1.77%
Ratio of net investment income (including current foreign
tax expense) to average net assets before waiver(5) (6) (7) (8)	2.36%	2.14%	0.75%
Ratio of net investment income (including current foreign
tax expense) to average net assets after waiver(5) (6) (7) (8)	2.65%	2.46%	1.00%
Ratio of net investment income (excluding current foreign
tax expense) to average net assets before waiver(5) (7) (8) (9)	2.38%	2.15%	0.75%
Ratio of net investment income (excluding current foreign
tax expense) to average net assets after waiver(5) (7) (8) (9)	2.67%	2.47%	1.00%
Portfolio turnover rate(5)	16.06%	12.01%	0.00%
24     Tortoise North American Energy Corp.

Financial Highlights
(Continued)
	Year Ended November 30, 2007	Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005
Total Auction Rate Senior Notes, end of period (000’s)	$40,000	$40,000	—
Tortoise Preferred Stock, end of period (000’s)	$15,000	$15,000	—
Per common share amount of auction rate senior notes
outstanding at end of period	$8.67	$8.67	—
Per common share amount of net assets, excluding auction rate
senior notes, at end of period	$35.92	$32.37	—
Asset coverage, per $1,000 of principal amount of auction rate
senior notes and short-term borrowings(10)	$3,837	$3,645	—
Asset coverage ratio of auction rate senior notes and
short-term borrowings(10)	384%	365%	—
Asset coverage, per $25,000 liquidation value per share
of preferred stock(11)	$234,504	$207,210	—
Asset coverage, per $25,000 liquidation value per share
of preferred stock(12)	$73,646	$69,083	—
Asset coverage ratio of preferred stock(12)	295%	276%	—
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   The per common share data for the years ended November 30, 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(4)   Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)   Annualized for periods less than one full year.
(6)   The Company accrued $22,447, $13,225 and $0 for the year ended November 30, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for foreign and excise tax expense.
(7)   The expense ratios and net investment income ratios do not reflect the effect of dividend payments to preferred stockholders.
(8)   In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(9)   The ratio excludes the impact of current foreign taxes.
(10) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred stock at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(11) Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by the number of preferred stock outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(12) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred stock at the end of the period divided by auction rate senior notes, short-term borrowings and preferred stock outstanding at the end of the period.
See accompanying Notes to the Financial Statements.
2007 Annual Report     25

Notes to Financial Statements
November 30, 2007
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”
2 . Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)  market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and
(2)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
26     Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges related to specific transactions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
For the period from December 1, 2005 through November 30, 2006, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital. Subsequent to November 30, 2006, the Company reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $51,800 or $0.011 per share, an increase of approximately $36,300 or $0.008 per share in unrealized appreciation of investments, and an increase in realized gains of approximately $15,500 or $0.003 per share for the year ended November 30, 2007.
G. Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over long-term capital loss, reduced by deductible expenses. The character of dividends and distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends and distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders.
Dividends and distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Dividends and distributions on preferred stock are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Dividends and distributions on preferred stock are payable on the first day following the end of the dividend period. The character of dividends and distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.
2007 Annual Report     27

Notes to Financial Statements
(Continued)
H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for U.S. federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
The Company generally incurs a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding.
J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.
K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
L. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the Company’s net asset value calculations as late as its last net asset value calculation in the first required financial statement reporting period. As a result, the Company will incorporate FIN 48 in its February 29, 2008 quarterly financial statements. As of the date of this report, the Company is evaluating the implications of FIN 48 and its impact to the financial statements has not yet been determined.
28     Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
In September 2006, FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Company does not believe the adoption of SFAS No. 157 will have a material quantitative impact on the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs as of the date of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. As of November 30, 2007, the market value of investments in Canadian, United States and other foreign issuers were $88,812,627 (70.7 percent of net assets), $88,777,161 (70.6 percent of net assets) and $15,733,791 (12.5 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. Effective November 1, 2006 through December 31, 2007, the Adviser has contractually agreed to waive or reimburse the Company for fees in an amount equal to an annual rate of 0.20 percent of the Company’s average monthly Managed Assets. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets effective January 1, 2008 through December 31, 2008.
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
2007 Annual Report     29

Notes to Financial Statements
(Continued)
5. Income Taxes
It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on certain foreign sourced income.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of foreign currency gains/losses and differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $5,147,125 to undistributed net investment income, $14,598 to additional paid-in capital and $(5,161,723) to accumulated net realized gain.
The tax character of dividends and distributions paid to common and preferred shareholders during the years ended November 30, 2007 and 2006 were as follows. Preferred dividends of $855,504 do not include $3,021 of dividends payable at November 30, 2007.
	2007			2006
	Common	Preferred	Total	Common	Preferred	Total
Ordinary Income*	$4,404,804	$565,368	$4,970,172	$3,369,654	$284,600	$3,654,254

Long-Term Capital Gain	2,260,461	290,136	2,550,597	372,674	26,782	399,456
Return of Capital	—	—	—	2,092,662	—	2,092,662
Total Dividends	$6,665,265	$855,504	$7,520,769	$5,834,990	$311,382	$6,146,372
*      For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gain	$474,220
Unrealized appreciation	18,569,076
Other temporary differences	(186,243)
Distributable earnings	$18,857,053
As of November 30, 2007, the aggregate cost of securities for federal income tax purposes was $170,752,441. At November 30, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $25,614,188, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,043,050 and the net unrealized appreciation was $22,571,138.
6. Investment Transactions
For the period ended November 30, 2007, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $31,558,234 and $28,883,759 (excluding short-term and government securities), respectively.
7. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 4,612,640 shares outstanding at November 30, 2007 and 2006.
30     Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
8. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the principal amount, acquisition dates, acquisition cost and percent of net assets which the securities comprise.
Company	Principal Amount	Acquisition Date(s)	Acquisition Cost	Percent of Net Assets
OPTI Canada Inc., 7.875%, 12/15/2014	$3,500,000	06/25/07	$3,500,000	2.7%
OPTI Canada Inc., 8.25%, 12/15/2014	2,500,000	12/08/06-12/14/06	2,533,250	2.0
SemGroup, L.P., 8.75%, 11/15/2015	7,300,000	11/04/05-02/21/06	7,370,290	5.5
			$13,403,540	10.2%
9. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of the affiliated security held by the Company as of November 30, 2007 amounted to $12,456,936, representing 9.9 percent of net assets applicable to common stockholders. A summary of affiliated transactions for the company which was an affiliate at November 30, 2007 or during the period from December 1, 2006 through November 30, 2007, is as follows:
	Share Balance 11/30/06	Gross Additions	Gross Reductions	Realized Gain (Loss)		November 30, 2007
					Dividend Income	Share Balance	Market Value
Spectra Energy Income Fund(1)	1,297,550	$ 288,330	$ —	$ —	$1,020,150	1,329,050	$12,456,936
(1)   Formerly Duke Energy Income Fund
10. Credit Facilities
On August 29, 2006, the Company entered into a $15,000,000 revolving unsecured committed credit facility, maturing August 29, 2007, with U.S. Bank, N.A. The credit facility had a variable annual interest rate equal to 1-month LIBOR plus 0.75 percent. Proceeds from the credit facility were used to execute the Company’s investment objective.
On April 25, 2007, the Company entered into a new $15,000,000 revolving unsecured committed credit facility, maturing March 21, 2008, with U.S. Bank, N.A. as a lender, agent and lead arranger, and Bank of Oklahoma, N.A. The new credit facility replaces the previous credit facility. The credit facility has a variable annual interest rate equal to 1-month LIBOR plus 0.75 percent.
The average principal balance and interest rate for the period during which the credit facilities were utilized was approximately $6,600,000 and 6.20 percent, respectively. At November 30, 2007, the Company had $9,600,000 outstanding on the credit facility at an interest rate of 5.99 percent.
11. Auction Rate Senior Notes
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. At November 30, 2007, fair value of the Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate as of November 30, 2007 was 5.90 percent. The weighted average interest rate for the year ended November 30, 2007 was 5.54 percent. These rates do not include commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days; however, the Company may designate a different rate period. The Notes are not listed on any exchange or automated quotation system.
2007 Annual Report     31

Notes to Financial Statements
(Continued)
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock, including any Money Market Preferred stock; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes and (3) junior to any secured creditors of the Company.
12. Preferred Stock
The Company has 800 authorized shares of Money Market Preferred (“MMP”) Stock, of which 600 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The MMP Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends and distributions, whether or not declared. At November 30, 2007, fair value of the MMP Stock approximates the carrying amount because the dividend rate fluctuates with changes in interest rates available in the current market.
Holders of the MMP Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for MMP Stock as of November 30, 2007, was 7.25 percent. The weighted average dividend rate for MMP Stock for the year ended November 30, 2007, was 5.65 percent. These rates do not include commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. Generally, the rate period will be 28 days; however, the Company may designate a different rate period. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent.
The MMP Stock is redeemable in certain circumstances at the option of the Company. The MMP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
13. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP Stock, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Stock, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Stock. Details of the interest rate swap contracts outstanding as of November 30, 2007, are as follows:
32     Tortoise North American Energy Corp.

Notes to Financial Statements
(Continued)
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Depreciation
U.S. Bank, N.A.	04/17/10	$20,000,000	5.150%	1 Month U.S. Dollar LIBOR	$(614,051)
U.S. Bank, N.A.	01/02/13	10,000,000	5.250%	1 Month U.S. Dollar LIBOR	(536,580)
U.S. Bank, N.A.	03/10/16	10,000,000	5.205%	1 Month U.S. Dollar LIBOR	(580,112)
U.S. Bank, N.A.	12/23/18	15,000,000	5.065%	1 Month U.S. Dollar LIBOR	(684,613)
		$55,000,000			$(2,415,356)
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.
14. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the value of income received from investments denominated in foreign currency against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of November 30, 2007, are as follows:
Maturity Date	Currency To Receive		Currency To Deliver		Unrealized Depreciation
02/21/08	USD	994,695	CAD	1,125,000	$(129,442)
05/21/08	USD	994,695	CAD	1,125,000	(127,266)
08/21/08	USD	994,695	CAD	1,125,000	(124,893)
11/21/08	USD	994,695	CAD	1,125,000	(122,367)
02/20/09	USD	994,695	CAD	1,125,000	(119,290)
05/21/09	USD	994,695	CAD	1,125,000	(115,687)
08/21/09	USD	994,695	CAD	1,125,000	(112,45)
11/20/09	USD	994,695	CAD	1,125,000	(109,219)
02/19/10	USD	994,695	CAD	1,125,000	(106,560)
05/21/10	USD	994,695	CAD	1,125,000	(103,868)
08/20/10	USD	994,695	CAD	1,125,000	(101,24)
11/19/10	USD	994,695	CAD	1,125,000	(98,680)
02/21/11	USD	994,695	CAD	1,125,000	(96,703)
					$(1,467,671)
CAD – Canadian Dollar
USD – U.S. Dollar
2007 Annual Report     33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders
Tortoise North American Energy Corporation
We have audited the accompanying statement of assets and liabilities of Tortoise North American Energy Corporation (the Company), including the schedule of investments, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Corporation at November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Kansas City, Missouri
January 16, 2008
34     Tortoise North American Energy Corp.

Company Officers and Directors  (Unaudited)
November 30, 2007
Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Overseen by Director(1)	Other Positions Held by Director
Independent Directors
Conrad S. Ciccotello, (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999).	6	None
John R. Graham, (Born 1945)	Director since 2005
Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., (primarily a real estate development, investment and venture capital company); and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			6	Kansas State Bank
Charles E. Heath, (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)   This number includes TYG, TYY, TTO, two private companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TTO and two private companies.
*      The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
2007 Annual Report     35

Company Officers and Directors  (Unaudited)
November 30, 2007 (Continued)
Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Positions Held by Director
Interested Directors and Officers(2)
H. Kevin Birzer, (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983- 1986); CFA designation since 1988.	6	None
Terry C. Matlack, (Born 1956)	Director and Chief Financial Officer since 2005; Assistant Treasurer since November 2005; Chief Compliance Officer from 2005 through May 2006; Treasurer from inception to November 2005	Managing Director of our Advisr since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); CFA designation since 1985.	6	None
David J. Schulte, (Born 1961)	President and Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.	N/A	None
Zachary A. Hamel, (Born 1965)	Senior Vice President since April 2007; Secretary from 2005 to April 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); CFA designation since 1998.	N/A	None
Kenneth P. Malvey, (Born 1965)	Senior Vice President since April 2007, Treasurer since November 2005; Assistant Treasurer from inception to November 2005
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); CFA designation since 1996.
			N/A	None

(1)   This number includes TYG, TYY, TTO, two private companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TTO and two private companies.
(2)   As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*      The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
36     Tortoise North American Energy Corp.

Additional Information  (Unaudited)
Notice to Shareholders
For shareholders that do not have a November 30, 2007 tax year end, this notice is for information purposes only. For shareholders with a November 30, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2007, the Company is designating the following items with regard to distributions paid during the year. The Company will elect on its income tax return for the year ended November 30, 2007 to pass through foreign taxes paid of $1,034,444 pursuant to IRC Code Sec. 853 as a foreign tax credit.
Common Distributions(1)			Other Information
Long-Term (15% Rate) Capital Gain Distributions(2)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(3)	Qualifying For Corporate Dividends Rec. Deduction(4)
33.91%	66.09%	100.00%	100.00%	1.01%
Preferred Distributions(5)			Other Information
Long-Term (15% Rate) Capital Gain Distributions(2)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(3)	Qualifying For Corporate Dividends Rec. Deduction(4)
33.91%	66.09%	100.00%	100.00%	1.01%
(1)   Common stockholders will receive a foreign tax credit of approximately 14 percent of total distributions that will be itemized on their Form 1099-DIV.
(2)   The Company designates this distribution as long-term capital gain dividends per IRC Code Sec. 852(b)(3)(C).
(3)   100% of the Ordinary Distributions are characterized as “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.
(4)   Represents the portion of Ordinary Distributions which qualify for the “Corporate Dividends Received Deduction”.
(5)   Preferred stockholders will receive a foreign tax credit that will be itemized on their Form 1099-DIV.
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the year ended November 30, 2007, the aggregate compensation paid by the Company to the independent directors was $64,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2007 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
2007 Annual Report     37

Additional Information  (Unaudited)
(Continued)
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.
Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Automatic Dividend Reinvestment Plan
If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.
If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.
38     Tortoise North American Energy Corp.

Additional Information  (Unaudited)
(Continued)
Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.
Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (312) 588-4990 or visit their Web site at www.computershare.com.
Approval of the Investment Advisory Agreement
In approving the renewal of the Investment Advisory Agreement in November 2007, the independent directors (“Directors”) of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from independent, third-party sources regarding the factors considered in their evaluation.
Factors Considered
The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.
Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.
Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.
The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other funds with similar investment objectives and strategies.
2007 Annual Report     39

Additional Information  (Unaudited)
(Continued)
The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Directors noted that the fee charged to the Company (1.00 percent of the Company’s average monthly Managed Assets) is below the average of the fees charged in comparable closed-end MLP funds. The Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.15 percent of average monthly Managed Assets for the period from January 1, 2008 through December 31, 2008. The Directors concluded that the fees and expenses that the Company is paying under the Advisory Agreement are reasonable given the quality of services provided under the Advisory Agreement and that such fees and expenses are comparable to, and in some cases lower than, the fees charged by advisors to comparable funds.
Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.
Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.
The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.
Conclusions of the Directors
As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.
40     Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise North American Energy Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456
CUSTODIAN
U.S. Bank, N.A.
Two Liberty Place
50 S. 16th Street, Suite 2000
Mail Station: EX-PA-WBSP
Philadelphia, Pa. 19102
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYN
This report is for stockholder information. This is not a
prospectus intended for use in the purchase or sale of
fund shares. Past performance is no guarantee of
future results and your investment may be worth
more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
Name	Ticker/ Inception Date	Primary Target Investments	Investor Suitability	Total Assets as of 11/30/07 ($ in millions)
Tortoise North American Energy Corp.	TYN Oct. 2005	Public Canadian and U.S. Energy Infrastructure	Taxable Accounts	$195
Tortoise Energy Infrastructure Corp.	TYG Feb. 2004	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$1,262
Tortoise Energy Capital Corp.	TYY May 2005	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$911
Tortoise Capital Resources Corp.	TTO Dec. 2005 (Feb. 2007 – IPO)	Private and Micro Cap Public U.S. Energy Infrastructure Companies	Retirement Accounts Pension Plans Taxable Accounts	$155 (as of 8/31/07)

...Steady Wins™
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s President and Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
	FYE 11/30/2007	FYE 11/30/2006
Audit Fees	$76,000	$137,000
Audit-Related Fees	$15,000	$35,000
Tax Fees	$34,000	$43,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$49,000	$78,000
The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal year ended November 30, 2007, the Adviser incurred approximately $10,000 in fees payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006, and in addition, in 2006 the Adviser paid the principal accountant fees in the amount of $20,500 in connection with determining the Adviser’s compliance with AIMR-PPS® standards in 2005 and 2004. Additionally, the Adviser paid the principal accountant in 2007 for general tax consulting services in the amount of $12,000 for services delivered in 2006. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Unless otherwise indicated, information is presented as of November 30, 2007.
Portfolio Managers
Management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry C. Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name, Age and Address	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer,48 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director and Chairman of the Board of Registrant since its inception
Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989);and Vice President, F. Martin Koenig & Co. (1983- 1986).

Terry C. Matlack, 51 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210
Director and Chief Financial Officer of Registrant since its inception; Assistant Treasurer of Registrant since November 2005; Treasurer of Registrant from its inception to November 2005; Chief Compliance Officer of Registrant from its inception through May 2006

Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- 2002). Formerly, President, GreenStreet Capital (1995 - 2001); CFA designation since 1985.

David J. Schulte, 46 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	President and Chief Executive Officer of Registrant since its inception	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.
Zachary A. Hamel, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President of Registrant since April 2007; Secretary of Registrant from its inception to April 2007; Vice President of Registrant from its inception to April 2007	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).
Kenneth P. Malvey, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210
Treasurer of Registrant since November 2005; Senior Vice President of Registrant since April 2007; Vice President of Registrant from its inception to April 2007; Assistant Treasurer of Registrant from its inception to November 2005

Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).

Messrs. Birzer and Matlack also serve as directors of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Total Return Fund, LLC (“TTRF”), Tortoise Gas and Oil Corporation (“TGO”) and Tortoise Power and Energy Income Company (“TPZ”), registered closed-end management investment companies (TPZ has registered as an investment company but not yet commenced operations), as well as Tortoise Capital Resources Corporation (“TTO”), a closed-end management investment company that has elected to be regulated as a business development company. Messrs. Matlack, Schulte, Hamel and Malvey also serve as officers of TYG, TYY, TTO, TTRF, TGO and TPZ. The Adviser also serves as the investment adviser to TYG, TYY, TTO, TTRF, TGO and TPZ.
The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2007:
Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	4	$2,285,851,360	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Zachary A. Hamel
Registered investment companies	4	$2,285,851,360	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Kenneth P. Malvey
Registered investment companies	4	$2,285,851,360	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Terry C. Matlack
Registered investment companies	4	$2,285,851,360	0	—
Other pooled investment vehicles	1	$155,875,775	1	$155,875,775
Other accounts	177	$230,109,731	0	—
David J. Schulte
Registered investment companies	4	$2,285,851,360	0	—
Other pooled investment vehicles	1	$155,875,775	1	$155,875,775
Other accounts	177	$230,109,731	0	—
Material Conflicts of Interest
Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Registrant, TYG, TYY, TTO, TTRF, TGO and TPZ have the same investment adviser, rely on some of the same personnel and will use the same portfolio managers. To the extent certain energy infrastructure company securities meet the Registrant’s investment objective and the objectives of other investment companies or accounts managed by the Adviser, the Registrant may compete with such companies or accounts for the same investment opportunities.
Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.
Under the Investment Company Act of 1940, the Registrant and its affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Registrant invests. To the extent the Registrant is precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Registrant and its affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.
To the extent that the Adviser sources and structures private investments in royalty and income trusts (“RITs”) or master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by RITs or MLPs, such as acquisitions, that may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of a RIT or an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded RIT or MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.
The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation
None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.
Securities Owned in the Registrant by Portfolio Managers
The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2007:
Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
H. Kevin Birzer	$50,001-$100,000
Zachary A. Hamel	None
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	$100,001-$500,000
David J. Schulte	$50,001-$100,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/07-6/30/07	0	0	0	0
Month #2 7/1/07-7/31/07	0	0	0	0
Month #3 8/1/07-8/31/07	0	0	0	0
Month #4 9/1/07-9/30/07	0	0	0	0
Month #5 10/1/07-10/31/07	0	0	0	0
Month #6 11/1/07-11/30/07	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
None.

Item 11. Controls and Procedures.
(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise North American Energy Corporation
By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer
Date  February 6, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer
Date  February 6, 2008
By (Signature and Title)	/s/ Terry Matlack
Terry C. Matlack, Chief Financial Officer
Date  February 6, 2008